                                                                    EXHIBIT 10.3
                            STOCK PURCHASE AGREEMENT

                                As of November 1, 1994

Chemical Bank
CIT Group/Business Credit, Inc.
Van Kampen Merritt Prime Rate Income Trust
The Nippon Credit Bank, Ltd.
Union Bank of Finland, Ltd, Grand Cayman Branch
SPBC, Inc.
The Bank of Tokyo Trust Company
Morgens, Waterfall, Vintiadis & Co.
c/o Chemical Bank, as Agent
270 Park Avenue
New York, NY 10017-2070
Attn:  Steven C. Pickhardt
       Vice President

Dear Sirs:

    1. SALE AND PURCHASE.

    1.1 HPSC, Inc., a Delaware corporation, as agent for itself and others ("HPSC"), hereby agrees to purchase from Chemical Bank; The CIT Group/Business Credit, Inc.; Van Kampen Merritt Prime Rate Income Trust; the Nippon Credit Bank, Ltd.; Union Bank of Finland Ltd., Grand Cayman Branch; SPBC, Inc.; the Bank of Tokyo Trust Company and Morgens, Waterfall, Vintiadis & Co. Inc. (the "Banks"), and the Bank Group agrees to sell, subject to the terms and conditions hereinafter set forth, 1,949,182 shares of HPSC Common Stock, $0.01 par value (the "Shares"), free and clear of all liens and security interests, for the Purchase Price set forth in Section 2 below.

    1.2 HPSC shall designate the names of the purchasers of the Shares, the number of Shares being purchased by each such purchaser, and the dates upon which the purchasers shall pay their proportionate portion of the Purchase Price (as hereinafter defined) by not later than three (3) days before the Closing (as hereinafter defined) and by three (3) days before each payment on the Note (as hereinafter defined). The purchasers so designated are referred to herein as a "Purchaser" or "the Purchasers"; Purchasers other than HPSC are referred to herein as an "Individual Purchaser" or the "Individual Purchasers". Shares purchased by Individual Purchasers are referred to herein as "IP Shares".
Shares purchased by HPSC are referred to herein as "Remainder Shares".

    2.  PAYMENT OF PURCHASE PRICE.

    2.1 The aggregate purchase price (the "Purchase Price") for the Shares and the Bank Releases described in Paragraph 4 shall be Nine Million Dollars ($9,000,000). The Purchase Price shall be paid as follows. On the Closing Date (as hereinafter defined), the Purchasers shall pay at least $4,500,000 to CIT Group/Business Credit, Inc., as Collateral Agent for the Banks. The balance of the Purchase Price shall be evidenced by a promissory note from HPSC to the Agent, in the form attached hereto as Schedule A (the "Note"), which shall be delivered by HPSC to Chemical Bank, as Agent (the "Agent") for the Banks at the Closing.

    2.2 The Purchase Price shall be allocated among the Banks by the Agent as the Agent shall determine.

    3. DELIVERY OF SHARES. The Agent shall deliver a certificate or certificates evidencing the Shares to HPSC, endorsed in blank for transfer to the Purchasers, provided, however, that HPSC shall thereupon redeliver to the Agent certificates (or the Agent shall be issued new certificates by HPSC) representing all Remainder Shares which are subject to the Pledge Agreement, described in Section 7 hereto, until payment in full of the Note.

    4. RELEASES. At the Closing, the Banks shall execute and deliver in favor of HPSC releases in the form of Schedule B-1 hereto (the "Bank Releases") and HPSC shall execute and deliver in favor of the Banks a release in the form of Schedule B-2 hereto (the "HPSC Release").

    5. TERM. Subject to the provisions of Section 8, the term of this Agreement shall commence upon the date hereof and continue until the Note has been paid in full unless extended by mutual consent of the parties, provided, however, this Agreement may be terminated at any time prior to the Closing (as hereinafter defined) by either party if the other party fails to satisfy the closing conditions set forth in Section 8 by the date specified for the satisfaction of such conditions.

    6. CLOSING. The closing of the sale of the Shares (the "Closing") shall take place at the offices of Hill & Barlow, a Professional Corporation, One International Place, Boston, Massachusetts 02110 at 10:00 a.m. on a date that is agreeable to the Purchasers and HPSC, but in no event more than sixty (60) days after the date hereof (the "Closing Date").

    7.  SECURITY INTEREST.

    7.1 HPSC shall grant to the Agent a security interest in the Remainder Shares to be purchased by HPSC to secure payment of the Note, pursuant to the Pledge Agreement attached hereto as Schedule C (the "Pledge Agreement"). The Banks will have no security interest in or lien on and shall release IP Shares when the Banks have been paid $4.62 for each of such Shares, subject, however, to the limitations contained in the Pledge Agreement with respect to IP Shares purchased by Individual Purchasers after the Closing.

    7.2 As additional security for the payment of the Notes, HPSC will deliver, at the Closing, a letter of credit (the "Letter of Credit") issued by the Bank of Boston in favor of the Agent in an amount derived by the following formula:

                    1,949,182

    Minus - The number of IP Shares purchased at the Closing Date by Individual Purchasers

    Minus - A number of Shares equal to fifteen percent (15%) of the issued and outstanding common stock of HPSC on the Closing Date, after taking into account the sale and purchase of Shares that occurs on the Closing Date

    Multiplied by - $4.62

    The Letter of Credit may be drawn upon by the Banks upon an Event of Default under the Note until such time as the Banks are holding a number of Shares pursuant to the Pledge Agreement which is less than fifteen percent (15%) of the issued and outstanding common stock of HPSC.

    8.  CLOSING CONDITIONS.

    8.1 The obligations of the Banks to perform hereunder shall be subject to the following conditions:

         (i) By not later than ten (10) days after the date hereof, HPSC's revolving credit lenders shall have approved this Agreement and the transactions contemplated hereby and a copy of such approval shall have been supplied to the Agent;

         (ii) By not later than ten ((10) days after the date hereof, HPSC shall have obtained a commitment from its revolving credit lenders to permit HPSC to use up to Six Million Five Hundred Thousand Dollars ($6,500,000) of its revolving line of credit to finance HPSC's payment of its portion of the Purchase Price for the Shares (including the Letter of Credit) and a copy of such commitment shall have been supplied to the Agent;

         (iii) By not later than ten (10) days after the date hereof, the Board of Directors of HPSC shall have authorized the transactions contemplated hereby and a copy of such authorization shall have been supplied to the Agent.

         (iv) the representations and warranties of HPSC contained herein shall be true and correct as of the Closing Date and HPSC shall not be in default of this Agreement;

         (v) HPSC shall have paid the Purchase Price to be paid at the Closing and shall have executed and delivered to the Agent the Note, the Pledge Agreement and the HPSC Release (collectively, the "Related Documents") as provided herein; and

         (vi) Individual Purchasers shall purchase IP Shares having a purchase price of at least Two Million Five Hundred Thousand Dollars ($2,500,000) at the Closing.

    8.2 The obligations of HPSC to perform hereunder shall be subject to the following conditions:

         (a) The representations and warranties of the Banks contained herein shall be true and correct as of the Closing Date and the Banks shall not be in default of this Agreement; and

         (b) The Agent shall have endorsed and delivered the certificates for the Shares and the Banks shall have delivered the Bank Releases as provided herein.

    9. SPECIFIC PERFORMANCE. Each of the parties acknowledges that in the event of any default hereunder by the other party, the non-defaulting party's remedies at law will be inadequate and the non-defaulting party shall be entitled, in addition to its other remedies at law or in equity, to obtain injunctive relief ordering specific performance of those provisions from a court of competent jurisdiction.

    10. REPRESENTATIONS. Each of the Banks and HPSC represents and warrants that it has sufficient authority, or that on or before the Closing Date it will have sufficient authority, to enter into this Agreement and to carry out the transactions contemplated hereby. The Agent represents and warrants that it is the duly authorized Agent for the Banks, that it has a valid and enforceable first lien and security interest on the Shares subject to no other lien or security interest, and that it has full power and authority to sell the Shares to the Purchasers, free and clear of all liens and security interests, pursuant to Section 9-504 of the Uniform Commercial Code of New York (the "Applicable UCC Provision"). HPSC represents and warrants that its purchase of the Remainder Shares will be permitted under Delaware law. HPSC represents and warrants that as of the Closing Date and during the term hereof (a) the sum of the assets of HPSC, at fair valuations, will be greater than HPSC's probable liability on its existing debts; (b) after taking into account the transactions contemplated hereby, HPSC will have adequate capital to operate as an ongoing and viable concern in its present and anticipated future ventures; and (c) HPSC will be generally able to pay its debts (including its obligations hereunder) as they become due and mature. Each party represents and warrants that the execution, delivery, and performance of this Agreement will not conflict with or constitute a default under its certificate of incorporation, bylaws, or any law or order of court to which the party is subject or any contract or agreement by which it is bound and that this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms. The parties agree that they will diligently pursue and use their best efforts to hold the Closing contemplated hereby on or before the date that is 60 days from the date of this Agreement.

    11. EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, the Banks and HPSC shall pay their own expenses (including, without limitation, attorneys' fees) incurred in connection herewith.

    12. NON-SOLICITATION. During the term of this Agreement, the Banks will not solicit, or accept any offer for, or expression of interest in, the Shares from any person or entity except as provided herein.

    13. CONFIDENTIAL INFORMATION. The Banks shall keep confidential and not disclose to any party any information regarding HPSC which has been made available to the Banks by HPSC and which is not public information or any information regarding the transactions contemplated hereby, except as may be required by federal or state securities laws or the Applicable UCC Provision.

    14.  GOVERNING LAW.

         14.1 This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         14.2  HPSC hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Related Agreements, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to HPSC at its address set forth in Section 15 or at such other address of which the Agent shall have been notified pursuant hereto; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

    15. MISCELLANEOUS. All covenants and agreements contained in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties. This Agreement and the other documents delivered pursuant hereto or contemplated hereby constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated except by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. The rights and obligations of the parties hereunder shall be subject to any order duly entered by a court of competent jurisdiction relating to the subject matter hereof. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, sent by telex, telecopier, facsimile transmission, or similar means, or otherwise delivered by hand or by messenger, addressed as follows: (a) if to the Banks, to the Agent at 270 Park Avenue, New York, NY 10017, attention: Steven C. Pickhardt, Vice President, with a copy to Andrew P. DeNatale, Esq., White & Case, 1155 Avenue of the Americas, New York, New York 10036-2787 and (b) if to HPSC, at 60 State Street, Boston, MA 02109, attention: John W. Everets, Chairman and Chief Executive Officer, with a copy to Richard L. Levine, Esq., Hill & Barlow, a Professional Corporation, One International Place, Boston, Massachusetts 02110-2607. This Agreement may be executed in any number of counterparts each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned has executed this Agreement under seal as of the date first appearing above.


HPSC, INC.                              CHEMICAL BANK, AS AGENT


By: John W. Everets                     By: Steven C. Pickhardt
   -------------------------------         ------------------------------------
    John W. Everets, Chairman and           Steven C. Pickhardt, Vice President
    Chief Executive Officer

ACKNOWLEDGED AND CONSENTED TO:

Chemical Bank                           Union Bank of Finland, Ltd.
                                        Grand Cayman Branch


By:                                     By:  James Kyprios
   -------------------------------         ------------------------------------
    Name:                                    Name:  James Kyprios
    Title:                                   Title: Senior Vice President


                                        By:  Durval Araujo
                                           ------------------------------------
                                             Name:  Durval Araujo
                                             Title: Vice President

SPBC, Inc.                                   CIT Group/Business Credit, Inc.


By: Daniel J. Ujfalusy                  By:  John Conheeney
   -------------------------------         ------------------------------------
    Name:  Daniel J. Ujfalusy                Name:  John Conheeney
    Title: Senior Vice President             Title: Vice President


                                        By:  Surendra Malhotra
                                           ------------------------------------
                                             Name:  Surendra Malhotra
                                             Title: Senior Vice President


Van Kampen Merritt Prime                The Nippon Credit Bank, Ltd.
Rate Income Trust


By:  Jeffrey Miallet                    By:  Yoshiki Ishizuka
   -------------------------------         ------------------------------------
     Name:  Jeffrey Mialett                  Name:  Yoshiki Ishizuka
     Title: Vice President and               Title: Assistant Vice President
            Portfolio Manager


The Bank of Tokyo Trust Co.             Morgens Waterfall, Vintiadis & Co.


By: John Blasi                          By:  David Erioson
    ------------------------------         ------------------------------------
    Name:  John Blasi                        Name:  David Erioson
    Title: Vice President                    Title: Authorized Agent

                                                       Schedule A


                                 PROMISSORY NOTE
                          DUE                   , 1995
                              ------------------

$                                                      , 1994
 -------------                         ------------- --


    FOR VALUE RECEIVED, the undersigned, HPSC, Inc., a Delaware corporation having its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the Maker), hereby promises to pay to Chemical Bank, as Agent for itself and the other Banks listed on Schedule 1 hereto (the "Payee") the principal amount of _____________________ Dollars ($___________), in lawful money of the
United States of America, on or before July 1, 1995. All amounts due hereunder shall be paid to the Payee at 270 Park Avenue, New York, New York 10057,
Attention: Steven C. Pickhardt, Vice President. This Note shall not bear interest, provided, however, if the Maker shall default in the payment of the principal amount of this Note, the amount of this Note which is due but unpaid shall bear interest from the date of default until paid at the Prime Rate of Payee plus four (4) percent.

    The Note shall be payable in six (6) equal monthly installments of _________________ Dollars ($_________) payable on the first day of the month beginning on February 1, 1995, with the final installment due on July 1, 1995.

    The principal of this Note may be prepaid in whole or in part at any time or from time to time at the option of the Maker, without premium or penalty.

    This Note is the Note referred to in a Stock Purchase Agreement, dated of as of November 1, 1994 between the Maker, Payee and the Banks listed on Schedule 1 hereto (the Stock Purchase Agreement). This Note is secured by a Pledge Agreement, dated _______ (the "Pledge Agreement") referred to in the Stock Purchase Agreement. The principal amount of the Note shall be reduced by any amounts paid by Individual Purchasers after the Closing Date pursuant to Section 1.2 of the Pledge Agreement.

    If Maker shall fail to make any payment on this Note when due and payable and such amount shall remain unpaid for three (3) business days after the due date thereof; (or if Maker shall become insolvent or unable to meet its obligations as they become due, or shall begin or be the subject of any bankruptcy or other proceedings for the relief of debtors; or any substantial part of its property shall be taken on attachment or by foreclosure (and not released or redeemed within thirty (30) days after such attachment or foreclosure); or if the Maker should sell, assign or transfer all or a substantial portion of its assets (except pursuant to an asset securitization transaction in the ordinary course of business) or if the Maker shall fail to comply with or perform any other of the terms of this Note or the Pledge Agreement within ten (10) days after the due date thereof, then, in any such case, the Note, including the entire unpaid principal amount then outstanding, shall become due and payable immediately.

    The parties hereto, including the Maker and any endorsers and guarantors of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

    The failure of any party to insist, on any one or more occasions, upon performance of any of the terms or conditions of this Note, shall not be construed as a waiver or relinquishment of any rights granted hereunder or the future performance of any such term, covenant or condition.

    The Maker shall pay to the Payee upon demand all legal and other costs and expenses of every kind, including reasonable attorneys' fees and disbursements, relating to the collection and/or enforcement of this Note or of any rights hereunder or under the Stock Purchase Agreement or Pledge Agreement.

    Any notice given hereunder shall be given as provided in the Stock Purchase Agreement.

    This Note may not be amended except in writing signed by the party against which such amendment is sought to be enforced.

    This Note and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

    Maker hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Note, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Maker at its address set forth in the Stock Purchase Agreement or at such other address of which the Payee shall have been notified pursuant thereto; and


          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

    This Note has been duly executed and delivered by a duly authorized officer of Maker.

    IN WITNESS WHEREOF, the undersigned has duly executed this Note as an instrument under seal as of the day and year first above written.

                                  HPSC, INC.



                                  By:
                                     -------------------------------
                                     Name:
                                     Title:


Witnessed by:



- -----------------------------

                                   SCHEDULE B

                                 FORM OF RELEASE


     For good and valuable consideration, receipt of which is hereby acknowledged, each of the entities listed on Attachment 1 hereto (the "Banks") hereby releases and discharges HPSC, Inc. , and its respective subsidiaries and affiliates, present and former officers, directors, shareholders, employees, agents, representatives, and successors and assigns (collectively, the "Releasees") from all manner of claims, demands, liabilities, obligations, actions, proceedings, causes of action or suits whatsoever, in law or equity, whether known or unknown, which the Banks, or any of their respective subsidiaries, affiliates, heirs, executors, administrators or successors or assigns (collectively, "Releasors") ever had, now have or hereafter can, shall or may have against Releasees, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Release relating to Healthco International, Inc. and/or the estate of Healthco International, Inc. in proceedings for liquidation under Chapter 7 of the Bankruptcy Code in the District of Massachusetts (collectively "Healthco") (collectively, the "Claims"), and, without limitation, all Claims arising out of, as a result of, or in connection with the Merger Credit Agreement, by and among HMD Acquisition Corporation, Healthco Holding Corporation, Healthco International Inc. and the Banks, dated April 30, 1993 and the loans and advances made pursuant thereto, the Banks' status as creditors of Healthco and/or any debts or other liabilities owed by Releasees to Healthco; provided that the Claims released hereby shall not include any claims arising out of any breach of a Releasee's obligations under the Stock Purchase Agreement entered into by HPSC, Inc. and the Banks dated as of November 1, 1994 (the "Stock Purchase Agreement") or under the Pledge Agreement or the Promissory Note entered into in connection with the Stock Purchase Agreement.

     Each Releasor hereby assigns to the Releasees the Releasor's entire right, title and interest in and to any amounts recovered, received or obtained by or awarded to the Releasor or any person acting on behalf of, or in a representative or fiduciary capacity for, the Releasor, in respect of any Claim released hereby (and claims to any of the foregoing) except that the Releasors retain and do not assign any direct claims which they may have against Healthco not arising out of any claims which Healthco may have against Releasees. If a Releasor or any person acting on behalf of, or in a representative or fiduciary capacity of, a Releasor (except for the Trustee of Healthco in proceedings for liquidation under Chapter 7 of the Bankruptcy Code) initiates any action, proceeding or suit which challenges the legality, validity or enforceability of this Release, the Releasor shall reimburse the Releasees for all costs and expenses (including, without limitation, attorneys' fees) reasonably incurred by any of the Releasees in connection with any such action, proceeding or suit.

     This Release is intended to be a general release and to discharge and release any and all Claims (subject to the exceptions stated herein) and is not to be construed as an admission of liability on the part of any of the Releasees. The provisions of this Release shall be severable in the event that any of the provisions hereof (including any provision within a single paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

    This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

    Releasors and Releasees hereby irrevocably and unconditionally:

          (a) submit for themselves and their property in any legal action or proceeding relating to this Release, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same;

          (c) agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to HPSC, Inc. at its address set forth in the Stock Purchase Agreement or at such other address of which the Releasors shall have been notified pursuant thereto; and

          (d) agree that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     THIS RELEASE SHALL BECOME EFFECTIVE ONLY UPON THE PAYMENT IN FULL OF ALL AMOUNTS OWED TO BANKS UNDER THE STOCK PURCHASE AGREEMENT. IF SUCH AMOUNTS ARE NOT PAID IN FULL, THIS RELEASE SHALL HAVE NO FORCE AND EFFECT.

     IN WITNESS WHEREOF, the Releasors have caused this Release to be executed under seal on this ___ day of ____, 1994.

[                       ]               [                         ]
 -----------------------                 -------------------------
By:                                     By:
   ----------------------                  -----------------------

                                   SCHEDULE B

                                 FORM OF RELEASE


     For good and valuable consideration, receipt of which is hereby acknowledged, HPSC, Inc. hereby releases and discharges each of the entities listed on Attachment 1 hereto (the "Banks"), and their respective subsidiaries and affiliates, present and former officers, directors, shareholders, employees, agents, representatives, and successors and assigns (collectively, the "Releasees") from all manner of claims, demands, liabilities, obligations, actions, proceedings, causes of action or suits whatsoever, in law or equity, whether known or unknown, which HPSC, Inc., or any of its respective subsidiaries, affiliates, heirs, executors, administrators or successors or assigns (collectively, "Releasors") ever had, now have or hereafter can, shall or may have against Releasees, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Release relating to Healthco International, Inc. and/or the estate of Healthco International, Inc. in proceedings for liquidation under Chapter 7 of the Bankruptcy Code in the District of Massachusetts (collectively "Healthco") (collectively, the "Claims"), and, without limitation, all Claims arising out of, as a result of, or in connection with the Merger Credit Agreement, by and among HMD Acquisition Corporation, Healthco Holding Corporation, Healthco International Inc. and the Banks, dated April 30, 1993 and the loans and advances made pursuant thereto, the Banks' status as a creditor of Healthco and/or any debts or other liabilities owed by Healthco to Releasors; provided that the Claims released hereby shall not include any claims arising out of any breach of a Releasee's obligations under the Stock Purchase Agreement entered into by HPSC, Inc. and the Banks dated as of November 1, 1994 (the "Stock Purchase Agreement") or under the Pledge Agreement or the Promissory Note entered into in connection with the Stock Purchase Agreement.

     Each Releasor hereby assigns to the Releasees the Releasor's entire right, title and interest in and to any amounts recovered, received or obtained by or awarded to the Releasor or any person acting on behalf of, or in a representative or fiduciary capacity for, the Releasor, in respect of any Claim released hereby (and claims to any of the foregoing). If a Releasor or any person acting on behalf of, or in a representative or fiduciary capacity of, a Releasor (except for the Trustee of Healthco in proceedings for liquidation under Chapter 7 of the Bankruptcy Code) initiates any action, proceeding or suit which challenges the legality, validity or enforceability of this Release, the Releasor shall reimburse the Releasees for all costs and expenses (including, without limitation, attorneys' fees) reasonably incurred by any of the Releasees in connection with any such action, proceeding or suit.

     This Release is intended to be a general release and to discharge and release any and all Claims (subject to the exceptions stated herein) and is not to be construed as an admission of liability on the part of any of the Releasees. The provisions of this Release shall be severable in the event that any of the provisions hereof (including any provision within a single paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

    This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

    Releasors and Releasees hereby irrevocably and unconditionally:

          (a) submit for themselves and their property in any legal action or proceeding relating to this Release, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claims the same;

          (c) agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to HPSC, Inc. at its address set forth in the Stock Purchase Agreement or at such other address of which the Releasors shall have been notified pursuant thereto; and

          (d) agree that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     IN WITNESS WHEREOF, the Releasors have caused this Release to be executed under seal on this ___ day of ____, 1994.

[                       ]               [                         ]
 -----------------------                 -------------------------
By:                                     By:
   ----------------------                  -----------------------

                                                                    Schedule C

                                PLEDGE AGREEMENT

     AGREEMENT made as of __________, 1994, between HPSC, Inc., a Delaware corporation, having an address of 60 State Street, Boston, Massachusetts 02109 (the "Pledgor") and Chemical Bank, a New York banking corporation, having an address of 270 Park Avenue, New York, New York 10117-2070 (the "Pledgee"), as Agent for itself and the other entities listed on Schedule 1 hereto.

                              W I T N E S S E T H:

     WHEREAS, the Pledgor and the Pledgee are parties to a certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of November 1, 1994, pursuant to which the Pledgor and others are purchasing 1,949,182 Shares of Pledgor's stock (the "Stock"); and

     WHEREAS, as a condition to the Pledgee's obligations under the Stock Purchase Agreement, the Pledgee requires that the Pledgor pledge all shares of the Stock which are to be purchased by Pledgor pursuant to the terms of the Stock Purchase Agreement in order to secure the Pledgor's performance in full of all its obligations to the Pledgee under a promissory note of the Pledgor to the Pledgee in the amount of $_________, dated of even date herewith (the "Note");

     NOW, THEREFORE, in consideration of the foregoing and for $1.00 and other good and valuable consideration, the receipt of which the Pledgor hereby acknowledges, the Pledgor hereby agrees as follows:

1.   PLEDGE.

     1.1 The Pledgor hereby assigns, transfers, sets over and pledges to the Pledgee as collateral to secure the payment and performance of all of the Pledgor's obligations to the Pledgee under the Note _______ shares of the Stock of HPSC, Inc. (herein collectively called the "Pledged Shares"), and herewith delivers to the Pledgee the certificates evidencing the same, endorsed in blank or with duly executed stock powers attached.

     1.2 The Pledgee agrees that it shall release Pledged Shares which are purchased by Individual Purchasers (as defined in the Stock Purchase Agreement) after the Closing Date (as defined in the Stock Purchase Agreement) upon receipt of a purchase price of $4.62 for each of such Pledged Shares, provided, however, that the Pledgee shall not be required to accept the purchase price for, or to release, more than One Hundred Thousand (100,000) Pledged Shares pursuant to this Section 1.2 unless and until the Note is paid in full.

2.   REPRESENTATIONS AND WARRANTY.

     The Pledgor represents and warrants that the Pledged Shares are duly and validly pledged to the Pledgee in accordance with applicable law.

3.   RIGHTS PRIOR TO DECLARATION OF DEFAULT.

     3.1 Until an Event of Default (as hereafter defined) shall have occurred and be continuing, the Pledged Shares shall be registered in the name of the Pledgor and the Pledgor shall have the right to vote the Pledged Shares in all stockholders meetings and to receive any cash dividends (other than liquidating or similar dividends) with respect thereto. Stock dividends and any other distributions with respect to the Pledged Shares shall be pledged as additional collateral and held by the Pledgee subject to the terms and conditions hereof.

     3.2 If the capital stock of Pledgor shall be changed into or exchanged for a different number or kind of shares of stock or other securities of Pledgor or of another corporation, whether through merger, consolidation, reorganization, recapitalization, stock split, or combination of shares, there shall be substituted for each of the Pledged Shares held by the Pledgee under this Agreement the number of shares of stock or other securities into which each outstanding share of such capital stock shall be so changed or for which each share shall be exchanged. The Pledgor hereby agrees that any securities so substituted for the Pledged Shares pursuant to the terms of such change or exchange shall be delivered directly to the Pledgee, to be held and disposed of by the Pledgee in accordance with the terms and provisions of this Agreement. The Pledgor authorizes the Pledgee to surrender the Pledged Shares or take whatever other action is required to be taken with respect to the Pledged Shares under the terms of such change or exchange and further agrees to execute and deliver to the Pledgee such stock powers as may be necessary to carry out the purposes of this Agreement in view of such substitution.

4.   DEFAULT.

     If either of the following events ("Events of Default") shall occur:

     (a)  The Pledgor shall be in default under the Note; or

     (b) The Pledgor shall be in default in any material respect hereunder or under the Stock Purchase Agreement;

then, and in every such event, the Pledgee may declare the Pledgor in default as of the date of occurrence of the Event of Default and exercise the rights and remedies of a secured party under the Uniform Commercial Code and any other rights and remedies set forth in this Agreement.

5.   RIGHTS ON DEFAULT.

     5.1 If an Event of Default shall have occurred and be continuing, the Pledgee is hereby irrevocably authorized to cause the Pledged Shares to be transferred into its name or the name of its nominee on the books of the Pledgor and to vote the Pledged Shares and otherwise exercise the rights of the owner thereof; provided, however, that all such Pledged Shares so transferred shall continue to be held and disposed of by the Pledgee in accordance with this Agreement. The Pledgor agrees that any transfer of the Pledged Shares pursuant to this Section 5.1 shall not violate the provisions of the Rights Agreement of the Pledgor, dated August 3, 1993 (the Rights Agreement) to the extent that the transfer is to the Pledgee itself or the entities listed in Schedule 1 as described in the definition of "Grandfathered Stockholder" in the Rights Agreement or (b) be deemed a sale or disposition under the provisions of Article 9 of the Uniform Commercial Code nor an acceptance of such stock in satisfaction of the obligations of the Pledgor to the Pledgee or any portion thereof.

     5.2 The Pledgee, upon compliance with any mandatory requirements of law, but without further demand, attachment or notice of any kind, all of which are hereby expressly waived by the Pledgor, may sell the Pledged Shares, in whole at any time or in part from time to time, for cash, upon credit or for future delivery, at public sale or at any brokers' board or exchange or at private sale, all at the option and in the complete discretion of the Pledgee.

     5.3 In case of any sale by the Pledgee of any of the Pledged Shares on credit or for future delivery, the Pledged Shares sold may be retained by the Pledgee until the sales price is paid by the purchaser, but the Pledgee shall incur no liability in case of failure of the purchaser to take up and pay for the Pledged Shares so sold. In case of any such failure, such Pledged Shares so sold may be again similarly sold.

     5.4 After deducting all costs or expenses of every kind, including reasonable attorneys' fees, the Pledgee shall apply the proceeds from the sale of the Pledged Shares and any other collateral towards payment of all outstanding obligations of the Pledgor to the Pledgee. Any proceeds remaining after the payment in full of all obligations of the Pledgor to the Pledgee shall be paid by the Pledgee to the Pledgor or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     5.5 No course of dealing or delay in taking or failing to take any action with respect to any Event of Default shall affect the Pledgee's right to take such action at a later time. No waiver as to any one Event of Default shall affect the Pledgee's rights upon any other Event of Default.

     5.6 The Pledgee may exercise any or all of its rights or remedies after an Event of Default concurrently with, or independent of, and without regard to, the provisions of any other security agreement or other instrument which secures any obligation of the Pledgor to the Pledgee.

     5.7 The requirement of the Uniform Commercial Code that the Pledgee give the Pledgor reasonable notice of any proposed sale or disposition of the Collateral shall be met if such notice is given at least seven (7) days before the time of such sale or disposition.

6.   NOTICES.

     Any notice under this Agreement shall be given in accordance with the notice provisions of the Stock Purchase Agreement.

7.   SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon, and inure to the benefit of, the parties and their successors and assigns.

8.   TERM.

     The term of this Agreement shall continue until all obligations of the Pledgor to the Pledgee under the Note and the Stock Purchase Agreement have been paid and performed in full. Upon payment in full of all obligations of the Pledgor to the Pledgee under the Note, this Agreement shall terminate and the Pledgee shall surrender to the Pledgor the Pledged Shares which have not theretofore been sold or otherwise disposed of pursuant to this Agreement, together with any excess proceeds from any sale of the Pledged Shares and any other collateral which at the time may be held by the Pledgee hereunder.

9.   WAIVERS.

     With respect both to obligations of the Pledgor to the Pledgee and the Pledged Shares, the Pledgor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereof and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Pledgee may deem advisable. The Pledgee may exercise its rights with respect to the Pledged Shares without resorting to and without regard to other collateral or sources for reimbursement for liability. The Pledgee shall not be deemed to have waived any of its rights upon or under any obligation of the Pledgor to the Pledgee or with respect to the Pledged Shares unless such waiver is in writing and signed by the Pledgee. No delay or omission on the part of the Pledgee in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Pledgee with respect to obligations of the Pledgor to the Pledgee or the Pledged Shares, whether evidenced hereby or by any other instrument or document, shall be cumulative and may be exercised separately or concurrently.

10.  GOVERNING LAW.

    10.1 This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

    10.2 Pledgor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Pledgor at its address set forth in the Stock Purchase Agreement or at such other address of which the Pledgee shall have been notified pursuant thereto; and

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, under seal, as of the day, month and year first written above.

                                  HPSC, Inc.




                                  ----------------------------------
                                  By:  Chairman and Chief
                                       Executive Officer

                                   SCHEDULE 1

Chemical Bank
CIT Group/Business Credit, Inc.
Van Kampen Merritt Prime Rate Income Trust
The Nippon Credit Bank, Ltd.
Union Bank of Finland, Ltd. Grand Cayman Branch
SPBC, Inc.
The Bank of Tokyo Trust Company
Morgens, Waterfall, Vintiadis & Co.